Exhibit 99.1
First Bancorp (NYSE: FBP) Overview September 2007

Disclaimer This presentation has been prepared by First BanCorp to provide current information, including preliminary financial information, about its operations and includes information that has not been included in any report previously filed with the Securities and Exchange Commission. The financial information has not been audited or reviewed by First BanCorp's independent registered public accounting firm and reflects First BanCorp's estimates and judgments at this time. In addition, the presentation includes information with respect to the future development of the business and future financial results which, by its very nature, is subject to risks, factors and circumstances that could affect the realization of those developments or results. The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and to advise readers that various factors, including the Corporation's ability to file the 2007 quarterly reports so that the Corporation can return to compliance with the reporting requirements under the Securities Exchange Act of 1934, the ability to obtain a final order approving the settlement of the shareholder litigation, interest rate risk relating to the secured loans to Doral and R&G Financial, the continued repayment by Doral and R&G Financial of their outstanding loans, the impact on net income of the reduction in net interest income resulting from the repayment of a significant amount of the commercial loans to Doral, the impact of the consent orders on the Corporation's future operations and results, the Corporation's ability to continue to implement the terms of the consent orders, FirstBank's ability to issue brokered certificates of deposit, its liquidity, the ability to fund operations, changes in the interest rate environment, regional and national economic conditions, including the risks arising from credit and other risks of the Corporation's lending and investment activities, particularly the condo conversion loans in its Miami Agency, competitive and regulatory factors and legislative changes, could affect the Corporation's financial performance and could cause the Corporation's actual results for future periods to differ materially from those anticipated or projected. The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward- looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements.

Management Presenters

Management Presenters

Management Presenters

Agenda Company Overview Recent Developments Business Overview & Highlights Selected Financial Data 2nd QTR 2007

Company Overview

Corporate Highlights Headquartered in San Juan, Puerto Rico Approximately 3,000 full time employees 153 branches, stand-alone offices and in-branch service centers Total assets of $17.6 billion as of June 30, 2007 Among the three largest financial holding companies headquartered in Puerto Rico and within the 50th largest bank holding companies in the US Approximately 130 ATM machines and 475,000 customers A diversified financial institution based in Puerto Rico Commercial, consumer, mortgage and auto lending portfolios Insurance and auto rental/leasing Expanding franchise in southern Florida, the 3rd fastest growing state with a long term growth rate of approximately 3 times the national average Leading bank by assets in the US Virgin Islands and British Virgin Islands, combined * Source: Commissioner of Financial Institutions of the Commonwealth of PR, September 2006. Source: KBW

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Corporate Organizational Chart


First BanCorp
First BanCorp Overseas Branch (IBE)
FirstBank International Branch (IBE)
FirstBank Puerto Rico
FirstBank Insurance Agency
Ponce General
FirstBank Florida
First Leasing and Rental
First Federal Finance (d/b/a Money Express)
First Mortgage
FirstBank Overseas (IBE)
First Insurance Agency USVI
First Express USVI

Notes:
- IBE: International Banking Entity
- Organizational chart shows the Corporation's main business entities

FirstBank
Todo está en uno

Recent Developments Since September 2005

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First BanCorp Recent Developments

- **September 2005:** Senior Management changes
- **November 2005:** Board of Directors elected Fernando Rodríguez Amaro as a new independent director to serve as an additional financial expert on the Audit Committee
- **December 2005:** First BanCorp announced that it would restate all reported financials dating back to 2000 to correct issues related to accounting for certain mortgage-related transactions and to correct the accounting for interest swaps (misapplication of the short-cut method)
- **March 2006:** The Federal Reserve and the FDIC issued Cease-and-Desist orders to First BanCorp, Doral and R&G relating to the FAS 140 treatment of certain past mortgage transactions and accounting for derivative instruments
- **March 2006:** First BanCorp publicly announced its return to well capitalized status at the end of 2005 following a capital contribution to FirstBank Puerto Rico ("FirstBank") from First BanCorp of $110 million. In addition, the partial repayment made by R&G in the fourth quarter of 2005 released capital allocated to the loan to R&G secured by mortgages
- **May 2006:** FirstBank received a cash payment from Doral of approximately $2.4 billion, substantially reducing the balance of approximately $2.9 billion in reclassified secured commercial loans outstanding to Doral. The payments further strengthened the Bank's total capital ratio by approximately 240 bps. The cash payment by Doral reduced the remaining balance of the commercial loans to Doral to approximately $450 million. First BanCorp expects additional accelerated payments by Doral, which will further reduce the outstanding balance
- **July 2006:** Board appointed Fernando Scherrer as Chief Financial Officer of the Company

1First Bank
Todo está en uno

First BanCorp Recent Developments August 2006: FirstBank consented to a Cease-and-Desist order with the FDIC under which the Company agreed to take certain actions to strengthen the Bank's compliance with the Bank Secrecy Act ("BSA") August 2006: FirstBank acquired an office building and land for a purchase price of $23,000,000. The property includes a lot with a 90,000 sq. ft. building in San Juan. The building will be remodeled and expanded to approximately 180,000 sq. ft. to accommodate FirstBank's branch operations, data processing and administrative offices. FirstBank plans to commence occupancy in 2008 September 2006: First BanCorp provided its restated financials for the years 2000 to 2004, with a cumulative net decrease in retained earnings and legal surplus of $17.1 million December 2006: The Corporation was engaged in conversations with the SEC for the possible settlement of its investigation. The Corporation has accrued $8.5 million in its 2005 financials. 2006: The Corporation received several FDIC approvals for intercompany dividends from First Bank to the holding company, which have been used primarily to pay preferred and common dividends during 2006 January 2007: The Corporation has been engaged in conversations with lead plaintiff in class action lawsuit as part of mediation process for the possible settlement of the class action. The Corporation has accrued $74.3 million in its 2005 financials

First BanCorp Recent Developments January 2007: The Corporation implemented SFAS 157 and SFAS 159 for certain callable brokered CD's and medium term notes. Adoption of SFAS 159 increased capital by0approximately $92.2 million February 2007: The Corporation filed with the SEC 2005 financial statements on Form 10-K February 2007: First BanCorp announced that it has entered into an agreement with R&G Financial Corporation relating to prior transactions originally treated as purchases of mortgages and pass-through trust certificates by First BanCorp and FirstBank from R&G Financial Corporation subsidiaries. The agreement will enable First BanCorp to fulfill the remaining requirement of the previously-announced Consent Orders with banking regulators relating to the mortgage-related transactions that First BanCorp recharacterized for accounting and legal purposes as commercial loans secured by the mortgage loans and pass-through trust certificates February 2007: First BanCorp announced that it has entered into a definitive agreement to issue approximately 9.250 million shares of its common stock to Scotiabank through a private placement offering, for a total purchase price of approximately $94.8 million. After the investment, Scotiabank will hold 10% of First BanCorp's then outstanding common shares March 2007: First BanCorp announced that it reached an agreement in principle to settle all claims with the lead plaintiffs in a shareholder class action originally filed in 2005. Under the terms of the settlement, subject to notice being provided to the class and final approval by the United States District Court for the District of Puerto Rico, First BanCorp will pay the plaintiffs $74,250,000 2007: The Corporation continues to receive approval to pay dividends both from the Bank to the Holding Company and from the Holding Company to the shareholders

First BanCorp Recent Developments July 2007: The Corporation filed with the SEC 2006 financial statements on Form 10-K July 2007: First BanCorp announced that the Corporation's annual meeting of stockholders' will be held on October 31, 2007. The record date for the determination of stockholders entitled to vote at such meeting is September 14, 2007 August 2007: The Corporation announced that on August 1, 2007, the United States District Court for the District of Puerto Rico issued a "Preliminary Order" approving the stipulation of settlement filed in connection with the proposed settlement of the class action lawsuit brought on behalf of First BanCorp's shareholders against the Corporation in the amount of $74.25 million. The Corporation reflected in its financial statements for 2005 an accrual of $74.25 million for the potential settlement of the class action lawsuit; therefore, the payments in settlement of the class action lawsuit will have no impact on earnings and capital of the Corporation in 2007 August 2007: The Corporation announced the approval by the Federal Reserve Board of the private placement offering with Scotiabank, issuing approximately 9.250 million shares of its common stock to Scotiabank at $10.25 per share, for a total purchase price of approximately $94.8 million. Later in the month, the Corporation announced the completion of the offering August 2007: The Corporation announced that it had reached an agreement with the Securities and Exchange Commission (SEC) to resolve the previously announced SEC investigation of the Corporation. Under the terms of the settlement, First BanCorp, will pay an $8.5 million civil penalty to the SEC. The Corporation accrued $8.5 million in 2005 for the potential settlement with the SEC August 2007: The Corporation filed Forms 10-Q for the quarters of 2006, 2005 and 2004 August 2007: The Corporation makes $61 million deposit towards preliminary class action settlement order

Business Overview & Highlights

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Business Overview

First BanCorp is the parent company of FirstBank Puerto Rico, a state chartered commercial bank with operations in Puerto Rico, the Virgin Islands and Florida; FirstBank Insurance Agency; and Ponce General, the holding company of FirstBank Florida

FirstBank Puerto Rico has 4 subsidiaries with operations in Puerto Rico:

- FirstMortgage—a residential mortgage loan origination company with 33 offices within FirstBank branches and at standalone sites
- First Federal Finance (d/b/a Money Express)—a small-loan consumer finance company with 40 offices in Puerto Rico
- First Leasing and Rental—a vehicle leasing and daily rental company with 9 offices in Puerto Rico
- FirstBank Overseas—an International Banking Entity under the International Banking Entity Act of Puerto Rico

FirstBank Puerto Rico has 2 subsidiaries and 1 agency with operations outside of Puerto Rico:

- First Insurance Agency—an insurance agency with 4 offices that sell insurance products in the US Virgin Islands ("USVI")
- First Express—a small loan, consumer finance company with 4 offices in the USVI
- FirstBank Miami Loan Agency - a Miami based loan agency offering construction and commercial loans (consolidated within FirstBank Puerto Rico)

1First Bank
Todo está en uno

(48) 2 15 Geographic Footprint (4) (Florida includes 1 Headquarters office and 1 Operations center.)

Puerto Rico Footprint Opportunities Within the Local Market Opportunities Within the Local Market Opportunities Within the Local Market Dark Green: Municipalities where FBP is present

FBP: Second largest financial holding company headquartered in Puerto Rico Share (Mar 07) Market Position Branches* 8.36% 4th Deposits Savings & CD's (w/o brokered, foreign, IRA & keogh) 8.26% 4th Consumer DDA's 6.85% 6th Commercial & Corporate DDA's 5.74% 4th Brokered CD's 32.41% 1st Government Deposits 6.29% 3rd Loans Corporate $5MM or more 25.81% 1st Commercial, $250M- $5MM 9.67% 3rd Commercial, Less than $250M 23.70% 2nd Commercial Real Estate 9.87% 3rd Construction 9.89% 5th Total Auto Loan and Leasing 17.95% 2nd Personal Loans 11.94% 3rd Small Loan Company (unsecured) 9.87% 4th * As of June 2006. Source: Commissioner of Financial Institutions of the Commonwealth of PR Puerto Rico Market Share Opportunities Within the Local Market

Total Deposits Commercial & Savings Institutions 2002 2003 2004 2005 2006 Total of Deposits 242820634 268173834 300961284 342820553 363415173 2002 2003 2004 2005 2006 Number of Institutions in the Market 349 352 353 349 365 Total Financial Institutions Operating in Florida Total deposit market exceeds $363 billion, divided amongst more than 350 financial institutions of varying sizes Florida Deposit Market

Business Highlights Diverse Business Mix Core lending franchise is comprised of corporate, commercial and consumer lending Full service and scale corporate and commercial and construction banking operations differentiate First BanCorp from most Island peers Additional scale businesses, including mortgage, auto lending, insurance and consumer finance Attractive Florida Franchise Strong growth in FirstBank Florida following its acquisition in 2005 and foothold in one of the nation's most attractive MSAs Leading Virgin Islands Franchise Dominant market share position in the US and British Virgin Islands Strong core banking business Core business not reliant upon gain-on-sale loan transactions to agencies or peer institutions Cease-and-Desist order does not limit the day-to-day operations of the Bank, but outlines a series of affirmative actions needed to be taken to satisfy regulators Three (3) new branches opened in Puerto Rico during the 4th QTR of 2006 Canovanas, Ponce and San Sebastian

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Enterprise Wide Strategic Initiatives

- **Strategic Planning**: Enhancement of the strategic planning function.
- **Financial Management**: Become a financial management center of excellence.
- **Corporate Governance and ERM:** Continue evolving Enterprise Risk Management infrastructure & achieve advanced level.
- **Brand:** Deepen FirstBank brand in consumer's mind as to warrant a higher awareness, usage and share of wallet .Consumer top of mind recall of FirstBank brand improved from 7th during 2005 to 3rd position in 2007.
- **Operations and Technology:** Regain competitiveness through strategic and disciplined investments in technological infrastructure and operations reorganization
- **Business Rationalization:** Reassessment of businesses identifying efficiency and revenue opportunities.
- **Human Resources:** Enhancement of Organizational Development, Employee Engagement and Rewards and Recognition to become employer of choice.
- **One Stop Shop:** Increased customer growth and share of wallet of existing FirstBank customers.
- **Quality:** Capitalize on current leadership position in quality of service and process improvement initiatives to increase cross selling and attract new customers.

1 First Bank
Todo está en uno

Branding Strategy: The Tagline and Signature

First BanCorp Total Assets

First BanCorp's Transformation to a Diversified Loan Portfolio: By Loan Type

First BanCorp's Transformation to a Diversified Loan Portfolio: By Geography

Wholesale Banking First BanCorp has developed a broad product offering for its larger corporate customer base Institutions, government agencies and corporations Cash management product launched in 1998 Automated web-based system #3 share of government deposit segment Products include financing, capital markets, business management services and specialized services (including cash flow and asset-based transactions) As of March 2007, FirstBank Puerto Rico had a 25.8% share and the #1 position among financial institutions on the Island for commercial, agricultural and industrial loans of $5 million or more which are defined as Corporate banking* One of the largest Corporate Banking units on the Island Key focus on attracting and hiring experienced talent, as well as developing a faster and more agile credit decision-making process Strong Wholesale Banking pipeline (corporate, commercial banking, government & construction) * Source: Commissioner of Financial Institutions of the Commonwealth of PR, September 2006

Corporate and Commercial Lending Commercial Banking at both the Corporate and Middle Market levels is expected to continue as one of the Corporation's growth drivers in the near term In 2005, the Corporation initiated a strategy to cater customer needs in the middle market segment Significant opportunity for growth in this market as 84% of the outstanding principal balance (Puerto Rico only) represents corporate banking relationships Puerto Rico commercial market has been divided into four operating regions to better serve small and medium sized businesses San Juan Bayamon Caguas Ponce/ Mayaguez Proximity allows for stronger relationships and customer knowledge Each region has sales/marketing and credit officers

First BanCorp Corporate and Commercial Lending Corporate and Commercial Lending has shown a CAGR of 16.99% since 2003

First BanCorp Commercial Mortgage Commercial Real Estate Lending has shown a CAGR of 19.59% since 2003 Note: The increase includes the loans acquired as part of FB Florida acquisition in March 2005, FB Florida commercial mortgage loans at 12/31/2006 and 6/30/07 approximated $275 million and $306 million, respectively.

First BanCorp Construction Lending Specializes in the interim construction financing of residential, industrial and commercial projects in Puerto Rico, USVI, BVI and Florida Currently providing financing to more than 40 projects ranging from approximately $2 million to up to $150 million Construction Lending has shown a CAGR of 53.18% since 2003. Reduction in 2007 is a reflection of the contraction of the construction industry in PR and lessened exposure in condo conversion loans in Florida.

FirstBank Miami Agency FirstBank enters the US mainland market with focus on the Florida market by establishing a Loan Agency Office in November 2004 Miami loan production office offering construction and commercial loans throughout Florida Agency managed by experienced, seasoned construction lenders well known in the Florida banking community $762 million outstanding and $171 million in undisbursed commitments as of June 30, 2007, distributed among condo conversion, construction, commercial mortgages and pre-development land loans. Construction lending focus on the affordable housing and condo conversion market ($150K to $200K), such as in the Miami Dade, Broward, Palm Beach, Tampa, Jacksonville and Orlando market areas Attractive pricing based on prime rate

First BanCorp Residential Real Estate Loans Residential Real Estate Lending has shown a CAGR of 35.45% since 2003 Note: The increase includes the loans acquired as part of FB Florida acquisition in March 2005, FB Florida residential mortgages at 12/31/2006 and 6/30/07 approximated $329 million and $340 million, respectively.

Mortgage Lending (FirstMortgage - PR Production) Mortgage closings have shown a CAGR of 16.15% since 2001, strengthened by the launch of First Mortgage in 2003. Reduced growth over last year is a reflection of the contraction of the local housing market combined with tightened credit policies of FBP. Puerto Rico's mortgage market has historically been dominated by Doral, R&G and Popular Mortgage, however, recent developments in the mortgage market are expected to result in market share changes and more rational pricing Mortgage Lending Division has experienced tremendous growth since it became a separate division of FirstBank, FirstMortgage Approximately 5% origination market share Increased focus on branch distribution network, as well as specialized units for realtors, mortgage brokers, developers and other specific customer groups Approximately 40% of originations are from branch locations

First BanCorp Consumer Lending Consumer Lending has shown a CAGR of 14.29% since 2003. The Consumer Portfolio as of June 2007 remained flat with 2006 reflecting the tightened credit policies implemented by FBP.

Auto Lending Puerto Rico Operations A highly competitive and specialized business on the Island Four major participants: Banco Popular, Reliable, FirstBank and BBVA Strong #2 position with 17.95% market share (Puerto Rico) as of March 2007 Also offers leasing and rental services through First Truck & Car Rental Business strategy integrates attractive commercial floor plan packages for the Bank's dealer customers to differentiate from other competitors As dealer relationships develop, FirstBank offers on-site loan officers able to provide approvals in 30 minutes or less Right of first refusal on retail sales Developing and maintaining dealer relationships is critical to business growth The combined auto portfolio has remained flat in line with stricter credit policies implemented during 2006. Auto Loans - CAGR of 15.71% Finance Leases - CAGR of 28.71%

Consumer Lending Puerto Rico Operations Offers unsecured lending, credit lines and marine financing Currently #3 in market share Puerto Rico (personal loan segment) with a $370 million portfolio, personal and small loans Successful in developing direct and indirect channels Focus on service - 15 minute reply on applications Consumer lending portfolio does not include credit card assets which were sold to MBNA (Bank of America) during 2003 - 2004 In partnership with Bank of America (FIA Card Services) to provide FirstBank branded credit cards 10 year financial institutions exclusivity rights for Puerto Rico market Full range of credit card products Preferred, Gold, Platinum and Quantum Access to Bank of America credit card products

Money Express Specializes in sub-prime unsecured personal lending Loans below $5,000, under Money Express Brand Loans over $5,000 under Prestamas Brand Puerto Rico market size is largely fixed (approximately $1.2 billion), so focus is on capturing market share from competitors FirstBank currently has a 9.87% market share as of March 2007 3 branches opened in 2006, for a total of 37 branches at end of 2006 3 stand alone Prestamas branches Money Express has shown a CAGR of 11.85% since 2003. The portfolio has remained flat in line with stricter credit policies implemented during 2006. during 2006. during 2006. during 2006. during 2006. during 2006.

Insurance Business FirstBank Insurance and First Insurance VI have experienced growth since their inception We currently operate insurance agency offices in Puerto Rico and the Virgin Islands Leverage the insurance needs of customers across the Bank's business lines, including auto, mortgage, consumer and commercial Other key priorities are opening additional offices through FirstBank branches and selected auto dealers Recent efforts have focused on further developing the commercial insurance segment, particularly within the middle market Insurance Commissions have shown a CAGR of 22.66% since 2003 * * (Annualized estimate)

Eastern Caribbean Franchise In 1999 and 2002, FirstBank acquired the USVI and BVI branches of Citibank and JPMorgan Chase, respectively FirstBank has become a market leader in these particularly affluent markets In the USVI, estimates reflect, #1 share by assets (37%), #1 share by originations (71%) and #2 share by deposits (38%) Improved position with the launch of First Express, specializing in small scale sub-prime lending Deposits up from $557 million to $1,054 million as of June 30, 2007 and loans up from $435 million to $900 million since 2003

FirstBank Florida In March 2005, First BanCorp acquired Ponce General (parent of Unibank, later renamed FirstBank Florida) Continued effort to expand Florida franchise beyond the Bank's Miami-based loan agency Branch network integration through FirstBank Florida branding Anticipated de novo branching Emphasis on deposit product enhancement, electronic services and a shift in focus from operations to sales culture Foster growth in the consumer credit business, leveraging existing partnership with MBNA (now Bank of America) Broaden commercial lending franchise by targeting small to medium-sized businesses Currently operates 9 branches and 2 offices in the Orlando and Miami-Dade areas $861 million in assets as of June 30, 2007

Selected Financial Data 2nd QTR 2007

First BanCorp Total Assets

First BanCorp Total Loans Decrease in total loans in 2006 is mainly a result of repayments of approximately $2.7 billion in secured commercial loans to Doral and R&G of which $2.4 billion represented the non-recurrent payment received in May 2006

Asset Quality Non performing residential mortgage loans have increased during 2006 and first half of 2007. Historically, the Corporation has experienced minimal losses in this portfolio. Current reserve levels for the mortgage portfolio were reviewed and validated by an external consultant

Asset Quality

Distribution of Non Performing Loans (First BanCorp) Lending & Credit Administration AS OF 06/30/07 % AS OF 12/31/06 % CHANGE FROM FY06 % AS OF 12/31/05 % CHANGE FROM FY05 % RESIDENTIAL MORTGAGE LOANS $ 147,954 47% $ 114,828 46% $ 33,126 52% $ 54,777 41% $ 93,177 51% COMMERCIAL LOANS 28,442 9% 24,900 10% 3,542 6% 18,583 14% 9,859 5% COMMERCIAL MORTGAGE LOANS 35,031 11% 38,078 15% -3,047 -5% 15,273 11% 19,758 11% CONSTRUCTION LOANS 56,418 18% 19,735 8% 36,683 * 58% 1,959 1% 54,459 30% FIRST LEASING 6,987 2% 8,045 3% -1,058 -2% 3,272 2% 3,715 2% CONSUMER LOANS 40,732 13% 46,501 18% -5,769 -9% 40,459 30% 272 0% TOTAL $ 315,564 $ 252,087 $ 63,477 $ 134,323 $ 181,241 * Increase due to classification as non-accrual of one loan relationship in the Corporation's subsidiary bank loan agency in Coral Gables, Florida.

Annualized 2002 2003 2004 2005 2006 Jun-07 Residential real estate loans 0.09% 0.04% 0.02% 0.05% 0.04% 0.09% Commercial and construction loans 0.14% 0.17% 0.11% 0.10% 0.05% 0.23% Consumer loans (including finance leases) 3.15% 2.60% 2.25% 2.06% 2.90% 3.39% Total loans 0.87% 0.66% 0.48% 0.39% 0.55% 0.77% Net Charge-Off Ratios to Average Loans

First BanCorp Capital Position Note: As filed with the Board of Governors of the Federal Reserve System Proforma leverage, Tier 1 and Total Capital ratios after Scotiabank's 10% investment in First BanCorp would be 8.93, 13.29 and 14.48, respectively.

FirstBank Capital Position Note: Historically, holding company capital ratios are slightly higher.

| 101 Investment Security Portfolio (as of June 30, 2007) Total = $5,786,770,330

| 103 Funding (as of June 30, 2007) Cost of Funds YTD 4.74%

| 105 U.S. Government & Agency Portfolio by Final Maturity1 Date 4/9/2007 5/17/2007 6/28/2007 2/15/2015 5/15/2015 4/8/2019 6/30/2020 10/6/2020 2/17/2022 3/7/2022 7/30/2023 4/26/2024 2/14/2025 6/5/2028 9/8/2028 6/23/2033 Amount 150578479 206589191 98806626 293603389 100144296 506555996 199892365 450000000 300000000 400000000 17164829 100000000 13150418 68986675 17030950 10805653 Yield to Maturity 0.0509 0.0512 0.0502 0.0432 0.041 0.0575 0.058 0.0606 0.0575 0.0575 0.0577 0.0595 0.0605 0.0551 0.054 0.0617 1: effective maturity may differ due to embedded call options

| 107 Weighted Average Time Left to Final Maturity2 of the Callable & Fixed Brokered CD Portfolio Bullets Portfolio WAVG Life Left Callables 12/31/2002 2.54 9.2 12.06 12/31/2003 1.54 10.62 14.21 12/31/2004 1.38 11.91 13.5 12/31/2005 0.3 6.19 11.01 12/31/2006 0.37 6.82 10.32 3/31/2007 0.4 5.96 9.72 6/30/2007 1.16 6.05 9.45 2: effective maturity may differ due to call option

First Bancorp (NYSE: FBP) Overview September 2007